Exhibit 10.2

ISDA®

International Swaps and Derivatives Association, Inc.

NOVATION AGREEMENT

dated as of November 30, 2006 among:

THE ROYAL BANK OF SCOTLAND PLC. (the “Remaining Party”),

NOVASTAR MORTGAGE, INC. (the “Transferor”)

AND

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2006-6 (the “Transferee”).

The Remaining Party and NovaStar Financial, Inc. (“NFI”) are parties to a 1992 ISDA Master dated as of June 30, 2005 (the “NFI/RBS Master Agreement”). The Remaining Party and NFI originally entered into certain transactions (each an “Old Transaction”) under the NFI/RBS Master Agreement, each evidenced by a Confirmation (an “Old Confirmation”) with reference number IRG16076279, IRG16078815, IRG16078817, IRG16082235, IRG16089258, IRG16089272, respectively, attached hereto as Exhibit I. The Old Transactions were transferred by novation to the Transferor from NFI pursuant to the Novation Agreement dated July 19, 2006, among NFI, the Remaining Party and the Transferor, made subject to a 1992 ISDA Master Agreement dated as of July 19, 2006, between the Remaining Party and the Transferor (the “Old Agreement”) and assigned the following internal reference number IRG16076279, IRG16078815, IRG16078817,IRG16082235, IRG16089258, IRG16089272.

The Remaining Party and the Transferee are simultaneously entering into a 1992 ISDA Master Agreement dated as of the date hereof in the form attached hereto as Exhibit II (the “New Agreement”).

With effect from and including November 30, 2006 (the “Novation Date”) the Transferor wishes to transfer by novation to the Transferee, and the Transferee wishes to accept the transfer by novation of, all the rights, liabilities, duties and obligations of the Transferor under and in respect of each Old Transaction, with the exception of the Excluded Rights and Obligations referred to below, with the effect that the Remaining Party and the Transferee enter into a new transaction (each a “New Transaction”) between them having terms identical to those of each Old Transaction, subject to the same exceptions and as more particularly described below.

The Remaining Party wishes to accept the Transferee as its sole counterparty with respect to the New Transactions.

The Transferor and the Remaining Party wish to have released and discharged, as a result and to the extent of the transfer described above, their respective obligations under and in respect of the Old Transactions.

Accordingly, the parties agree as follows: —

1.	Definitions.

Terms defined in the ISDA Master Agreement (Multicurrency-Cross Border) as published in 1992 by the International Swaps and Derivatives Association, Inc. (the “1992 ISDA Master Agreement”) are used herein as so defined, unless otherwise provided herein. For purposes of this Novation Agreement, “Excluded Rights and

Obligations” means all obligations of each of the Transferor and the Remaining Party to Transfer (as defined in the Credit Support Annex to the Old Agreement) Eligible Collateral (as so defined) in respect of the Old Transactions and all related rights of the Remaining Party and the Transferor under the Old Agreement.

2.	Transfer, Release, Discharge and Undertakings.

Subject to the execution and delivery of the New Agreement by each of the parties thereto to the other, with effect from and including the Novation Date and in consideration of the mutual representations, warranties and covenants contained in this Novation Agreement and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged by each of the parties):

(a)	subject to Section 2(d) of this Novation Agreement, the Remaining Party and the Transferor are each released and discharged from further obligations to each other with respect to each Old Transaction and their respective rights against each other thereunder are cancelled, provided that such release and discharge shall not affect any rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date, and all such payments and obligations shall be paid or performed by the Remaining Party or the Transferor in accordance with the terms of the Old Transactions;

(b)	in respect of each New Transaction, the Remaining Party and the Transferee each undertake liabilities and obligations towards the other and acquire rights against each other identical in their terms to each corresponding Old Transaction (and, for the avoidance of doubt, as if the Transferee were the Transferor and with the Remaining Party remaining the Remaining Party, save for the Excluded Rights and Obligations and any other rights, liabilities or obligations of the Remaining Party or the Transferor with respect to payments or other obligations due and payable or due to be performed prior to the Novation Date). For the sake of clarity, all references to Independent Amounts shall be deemed deleted from the Confirmations for each New Transaction;

(c)	each New Transaction shall be governed by, form part of, and be subject to the New Agreement and the relevant Old Confirmation (which, in conjunction and as deemed modified to be consistent with this Novation Agreement, shall be deemed to be a Confirmation between the Remaining Party and the Transferee), and the offices of the Remaining Party and the Transferee for purposes of each New Transaction shall be their offices at their addresses for notices provided for in the New Agreement; and

(d)	on the Novation Date, the Remaining Party shall transfer all of the Posted Collateral (as defined in the Credit Support Annex to the Old Agreement) held by it in respect of the Old Transactions to the account or accounts of the Transferor identified by it by notice given to the Remaining Party as provided in the Old Agreement, and the Transferor shall transfer all Posted Collateral held by it in respect of the Old Transactions to the account or accounts of the Remaining Party identified by it by notice given to the Transferor as provided in the Old Agreement, in each case together with all Interest Amount and Distributions thereon (as so defined). The Remaining Party’s or the Transferor’s failure to effect these transfers will continue to constitute Potential Events of Default and may constitute Events of Default under the Old Agreement notwithstanding the transfer by novation contemplated herein.

3.	Representations and Warranties.

(a)	On the date of this Novation Agreement:

(i)	Each of the parties makes to each of the other parties those representations and warranties set forth in Section 3(a) of the 1992 ISDA Master Agreement with references in such Section to “this Agreement” or “any Credit Support Document” being deemed references to this Novation Agreement alone.

(ii)	The Remaining Party and the Transferor each makes to the other, and the Remaining Party and the Transferee each makes to the other, the representation set forth in Section 3(b) of the 1992 ISDA Master Agreement, in each case with respect to the Old Agreement or the New Agreement, as the case may be, and taking into account the parties entering into and performing their obligations under this Novation Agreement.

(iii)	Each of the Transferor and the Remaining Party represents and warrants to each other and to the Transferee that:

(A)	it has made no prior transfer (whether by way of security or otherwise) of the Old Agreement or any interest or obligation in or under the Old Agreement or in respect of any Old Transaction; and

(B)	without prejudice to the obligations of the Remaining Party and the Transferor referred to in Section 2(d) of this Novation Agreement, as of the Novation Date, all obligations of the Transferor and the Remaining Party under each Old Transaction required to be performed before the Novation Date have been fulfilled.

(iv)	Each party represents to each of the other parties: —

(A)	Non-Reliance. Transferor and the Remaining Party is each acting for its own account, and with respect to the Transferee, Deutsche Bank National Trust Company is executing as Trustee for the Transferee. Each has made its own independent decisions to enter into this Novation Agreement and as to whether this Novation Agreement is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other parties as investment advice or as a recommendation to enter into this Novation Agreement; it being understood that information and explanations related to the terms and conditions of this Novation Agreement shall not be considered investment advice or a recommendation to enter into this Novation Agreement. No communication (written or oral) received from any of the other parties shall be deemed to be an assurance or guarantee as to the expected results of this Novation Agreement;

(B)	Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Novation Agreement. It is also capable of assuming, and assumes, the risks of this Novation Agreement; and

(C)	Status of Parties. None of the other parties is acting as a fiduciary for or an adviser to it in respect of this Novation Agreement.

(b)	The Transferor makes no representation or warranty and does not assume any responsibility with respect to the legality, validity, effectiveness, adequacy or enforceability of any New Transaction or the New Agreement or any documents relating thereto and assumes no responsibility for the condition, financial or otherwise, of the Remaining Party, the Transferee or any other person or for the performance and observance by the Remaining Party, the Transferee or any other person of any of its obligations under any New Transaction or the New Agreement or any document relating thereto and any and all such conditions and warranties, whether express or implied by law or otherwise, are hereby excluded.

4.	Counterparts.

This Novation Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

5.	Costs and Expenses.

The parties will each pay their own costs and expenses (including legal fees) incurred in connection with this Novation Agreement and as a result of the negotiation, preparation and execution of this Novation Agreement.

6.	Amendments.

No amendment, modification or waiver in respect of this Novation Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system and subject to the Rating Agency Condition (as defined in the New Agreement).

7.	(a) Governing Law.

This Novation Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to the conflict of laws provisions thereof.

(b)	Jurisdiction.

The terms of Section 13(b) of the 1992 ISDA Master Agreement shall apply to this Novation Agreement with references in such Section to “this Agreement” being deemed references to this Novation Agreement alone.

(c)	Not Acting in Individual Capacity.

Deutsche Bank National Trust Company is signing this Novation Agreement solely in its capacity as Trustee of the Transferee under the Pooling and Servicing Agreement among NovaStar Mortgage Funding Corporation, NovaStar Mortgage, Inc., U.S. Bank National Association, and Deutsche Bank National Trust Company dated as of November 1, 2006 (the “Pooling and Servicing Agreement”) and in the exercise of the powers and authority conferred and vested in it thereunder and not in its individual capacity. It is expressly understood and agreed by the parties hereto that (i) each of the representations, undertakings and agreements herein stated to be those of Transferee is made and intended for the purpose of binding only the Transferee, (ii) nothing herein contained shall be construed as creating any liability for Deutsche Bank National Trust Company, individually or personally, to perform any covenant (either express or implied) contained herein stated to be those of Transferee, and all such liability, if any, is hereby expressly waived by the parties hereto, and such waiver shall bind any third party making a claim by or through one of the parties hereto, and (iii) under no circumstances shall Deutsche Bank National Trust Company be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Transferee under this Novation Agreement. All persons having any claim against the Trustee reason of the Transactions contemplated by this Novation Agreement shall look only to the assets of NovaStar Mortgage Supplemental Interest Trust, Series 2006-6 (subject to the availability of funds therefor in accordance with the Flow of Funds as set forth in Article IV of the Pooling and Servicing Agreement) for payment or satisfaction thereof.

The foregoing may not be construed to give to Majority Certificateholders any rights under this Novation Agreement.

(d)	Pooling and Servicing Agreement.

Capitalized terms used in this Novation Agreement that are not defined herein and are defined in the Pooling and Servicing Agreement shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

(e)	Agency Role of Greenwich Capital Markets, Inc. In connection with this Novation Agreement, Greenwich Capital Markets, Inc. has acted as agent on behalf of the Remaining Party. Greenwich Capital Markets, Inc. has not guaranteed and is not otherwise responsible for the obligations of the Remaining Party under this Agreement.

(f)	Calculation

Promptly after each Reset Date, but in no event later than three New York Business Days prior to each related Distribution Date, the Calculation Agent shall deliver the reset notice in writing via mail or facsimile to the Trustee at the address provided in the notices portion of the New Agreement.

(g)	Account Details

Remaining Party:	The Royal Bank of Scotland
Bank: JPMorgan Chase Bank
ABA No.: 021000021
Account No.: 400930153
Attention: Financial Markets Fixed Income and Interest Rate Derivative Operations, London
SWIFT Code: SWIFT RBOSGB2RTCM with JPMorgan Chase Bank, New York CHASUS33

Transferee:	Deutsche Bank National Trust Company
ABA # 021001033
Acct # 01419663
Acct Name NYLTD Funds Control - Stars West
Ref: Trust Administration - Novastar 2006-6, Hedge confirm # [ ]

IN WITNESS WHEREOF the parties have executed this Novation Agreement on the respective dates specified below with effect from and including the Novation Date.

THE ROYAL BANK OF SCOTLAND PLC		NOVASTAR MORTGAGE, INC.

By: Greenwich Capital Markets, Inc., its agent

By:	/s/ Deborah Pfeifer	By:	/s/ David L. Farris
Name:	Deborah Pfeifer	Name:	David L. Farris
Title:	Vice President	Title:	Vice President

NOVASTAR MORTGAGE SUPPLEMENTAL INTEREST TRUST, SERIES 2006-6

By: Deutsche Bank National Trust Company, as Trustee under the Pooling and Servicing Agreement, acting not in its individual capacity, but solely in its capacity as Trustee to NovaStar Mortgage Supplemental Interest Trust, Series 2006-6

By:	/s/ Melissa Wilman
Name:	Melissa Wilman
Title:	Vice President

Exhibit I

[Old Hedge Confirmations attached behind this page]

Our Reference:IRG16076279

Global Banking & Markets 280 Bishopsgate London EC2M 4RB

11 September 2006

Novastar Mortgage Inc.

Kansas City

Attn: Dave Farris

Dear Sirs,

AMENDMENT

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL

CONFIRMATION FOR THIS TRANSACTION

Our Reference: IRG16076279

Re: USD 20,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

1/5

Our Reference:IRG16076279

Notional Amount	USD 20,000,000.00

Trade Date	29 August 2006 (time of trade is available upon request)

Effective Date	25 September 2006

Termination Date	25 September 2009 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Mortgage Inc

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates.

Fixed Rate	.31800 pct

Business Days	New York

Fixed Rate Day Count Fraction	30/360

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

2/5

Our Reference:IRG16076279

Cap Rate	5.25 pct

Floating Rate Option	USD–LIBOR–BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Mortgage Inc

Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Mortgage Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

3/5

Our Reference:IRG16076279

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):–

(a) Non–Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations, related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected result of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730

Fax	+44 (0)20 7085 6724 +44 (0)20 7085 4526

E–mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

4/5

Our Reference:IRG16076279

Re: USD 20,000,000.00 Interest Rate Cap Our Ref: IRG16076279

We acknowledge receipt of your document dated 11 September 2006 with respect to the above–referenced Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 25 September 2006 and a Termination Date of 25 September 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:	/s/ David L. Farris
Name:	David L. Farris
Title:	V.P.

Novastar Mortgage Inc

Kansas City

Counterparty Deal Reference: CAP 132

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

5/5

Our Reference:IRG16078815

Global Banking & Markets 280 Bishopsgate London EC2M 4RB

08 September 2006

Novastar Mortgage Inc

Kansas City

Attn: Dave Farris

Dear Sirs,

AMENDMENT

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL

CONFIRMATION FOR THIS TRANSACTION

Our Reference: IRG16078815

Re: USD 80,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

1/5

Our Reference:IRG16078815

The terms of the particular Transaction to which this Confirmation relates are as follows:

Notional Amount	USD 80,000,000.00

Trade Date	01 September 2006 (time of trade is available upon request)

Effective Date	25 September 2006

Termination Date	25 September 2008 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Mortgage Inc

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates.

Fixed Rate	.25800 pet

Business Days	New York

Fixed Rate Day count Fraction	30/360

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

2/5

Our Reference:IRG16078815

Cap Rate	5.15 pet

Floating Rate Option	USD–LIBOR–BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Mortgage Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

3/5

Our Reference:IRG16078815

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):–

(a) Non–Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730

Tax	+44 (0)20 7085 6724 +44 (0)20 7085 4526

E-mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

4/5

Our Reference:lRG16078815

Re: USD 80,000,000.00 Interest Rate Cap Our Ref: IRG16078815

We acknowledge receipt of your document dated 08 September 2006 with respect to the above referenced Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 25 September 2006 and a Termination Date of 25 September 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:	/s/ David L. Farris
Name:	David L. Farris
Title:	V.P.

Novastar Mortgage Inc

Kansas City

Counterparty Deal Reference: CAP 133

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

5/5

Our Reference:IRG16078817

Global Banking & Markets 280 Bishopsgate London EC2M 4RB

06 September 2006

Novastar Mortgage Inc

Kansas City

Attn: Dave Farris

Dear Sirs,

AMENDMENT

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL

CONFIRMATION FOR THIS TRANSACTION

Our Reference: IRG16078817

Re: USD 20,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

1/5

Our Reference:IRG16078817

Notional Amount	USD 20,000,000.00

Trade Date	01 September 2006 (time of trade is available upon request)

Effective Date	25 September 2006

Termination Date	25 September 2009 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Mortgage Inc

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention with No Adjustment to Period End Dates.

Fixed Rate	.326 pet

Business Days	New York

Fixed Rate Day Count Fraction	30/360

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention.

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

2/5

Our Reference:IRQ16078817

Cap Rate	5.15 pet

Floating Rate Option	USD–L1BOR–BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Mortgage Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

3/5

Our Reference:IRG16078817

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction ):–

(a) Non–Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded

Telephone	+44 (0)20 7085 0730

Fax	+44 (0)20 7085 6724 +44 (0)20 7085 4526

E-mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

4/5

Our Reference: IRG16078817

Re: USD 20,000,000.00 Interest Rate Cap Our Ref: 1RG16078817

We acknowledge receipt of your document dated 08 September 2006 with respect to the above–referenced Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 25 September 2006 and a Termination Date of 25 September 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:	/s/ David L. Farris
Name:	David L. Farris
Title:	V.P.

Novastar Mortgage Inc

Kansas City

Counterparty Deal Reference: CAP 134

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

5/5

Our Reference:IRG16082235

Global Banking & Markets 280 Bishopsgate London EC2M 4RB

08 September 2006

Novastar Mortgage Inc

Kansas City

Attn: Dave Farris

Dear Sirs,

AMENDMENT

THIS CONFIRMATION AMENDS AND RESTATES IN ITS ENTIRETY THE ORIGINAL

CONFIRMATION FOR THIS TRANSACTION

Our Reference: IRG16082235

Re: USD 20,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 30 June 2005, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

1/5

Our Reference:IRG16082235

Notional Amount	USD 20,000,000.00

Trade Date	08 September 2006 (time of trade is available upon request)

Effective Date	25 September 2006

Termination Date	25 September 2009 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Mortgage Inc

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention with No Adjustment to Period End Dates.

Fixed Amount	.335 pet

Business Days	New York

Fixed Rate Day Count Fraction	30/360

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

2/5

Our Reference:IRG16082235

Cap Rate	5.15 pet

Floating Rate Option	USD–LIBOR–BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Mortgage Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

3/5

Our Reference:IRG16082235

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):–

(a) Non–Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730

Fax	+44 (0)20 7085 6724 +44 (0)20 7085 4526

E–mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

4/5

Our Reference:IRG16082235

Re: USD 20,000,000.00 Interest Rate Cap Our Ref: IRG16082235

We acknowledge receipt of your document dated 08 September 2006 with respect to the above–referenced Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 25 September 2006 and a Termination Date of 25 September 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:	/s/ David L. Farris
Name:	David L. Farris
Title:	V.P.

Novastar Mortgage Inc

Kansas City

Counterparty Deal Reference: CAP 136

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

5/5

Our Reference:IRG16089258

Global Banking & Markets 280 Bishopsgate London EC2M 4RB

20 September 2006

Novastar Mortgage Inc.

Kansas City

Attn: Dave Farris

Dear Sirs,

Our Reference: IRG16089258

Re: USD 80,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

1/5

Our Reference:IRG16089258

Notional Amount	USD 80,000,000.00

Trade Date	19 September 2006 (time of trade is available upon request)

Effective Date	25 September 2006

Termination Date	25 September 2008 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Mortgage Inc

Fixed Amount Payer Payment Dale	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates.

Fixed Rate	.24625 pet

Business Days	New York

Fixed Rate Day Count Fraction	30/360

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

2/5

Our Reference:IRG16089258

Cap Rate	5.20 pet

Floating Rate Option	USD–LIBOR–BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Mortgage Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

3/5

Our Reference: IRG16089258

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):–

(a) Non–Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730

Fax	+44 (0)20 7085 6724 +44 (0)20 7085 4526

E-mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

4/5

Our Reference:IRG16089258

Re: USD 80,000,000.00 Interest Rate Cap Our Ref: IRG16089258

We acknowledge receipt of your document dated 20 September 2006 with respect to the above–referenced Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 25 September 2006 and a Termination Date of 25 September 2008, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:	/s/ David L. Farris
Name:	David L. Farris
Title:	V.P.

Novastar Mortgage Inc

Kansas City

Counterparty Deal Reference: CAP 137

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

5/5

Our Reference:IRG16089272

Global Banking & Markets 280 Bishopsgate London EC2M 4RB

20 September 2006

Novastar Mortgage Inc.

Kansas City

Attn: Dave Farris

Dear Sirs,

Our Reference: IRG16089272

Re: USD 20,000,000.00 Interest Rate Cap

The purpose of this document is to set forth the terms and conditions of the transaction entered into between The Royal Bank of Scotland plc and yourselves on the Trade Date specified below (the “Transaction”). This document constitutes a “Confirmation” as referred to in the Agreement specified below.

The Definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of 19 July 2006, as amended and supplemented from time to time (the “Agreement”), between yourselves and The Royal Bank of Scotland plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

1/5

Our Reference:IRG16089272

Notional Amount	USD 20,000,000.00

Trade Date	19 September 2006 (time of trade is available upon request)

Effective Date	25 September 2006

Termination Date	25 September 2009 subject to adjustment in accordance with the Modified Following Business Day Convention

Fixed Amounts

Fixed Amount Payer	Novastar Mortgage Inc

Fixed Amount Payer Payment Date	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention, with No Adjustment to Period End Dates.

Fixed Rate	.3125 pet

Business Days	New York

Fixed Rate Day Count Fraction	30/360

Floating Amounts

Floating Rate Payer	The Royal Bank of Scotland plc

Floating Rate Payer Payment Dates	The 25th day of each month, commencing 25 October 2006 to and including the Termination Date, subject to adjustment in accordance with the Modified Following Business Day Convention

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

2/5

Our Reference:IRG16089272

Cap Rate	5.20 pet

Floating Rate Option	USD–LIBOR–BBA

Floating Rate Day Count Fraction	Actual/360

Designated Maturity	1 month

Reset Dates	The first day of each Calculation Period

Business Days	New York

Calculation Agent	The Royal Bank of Scotland plc or, if different, as stated in the Agreement

Account Details

Payments to The Royal Bank of Scotland plc	As per our Standard Settlement Instructions

Payments to Novastar Mortgage Inc	Any payments due to yourselves in relation to this Transaction, where The Royal Bank of Scotland plc currently hold your relevant Standard Settlement Instructions, these will be applied to this Transaction. If these are not currently held by ourselves or are not relevant to this Transaction, please advise.

Offices

The Office of The Royal Bank of Scotland plc for the Transaction is	London

The Office of Novastar Mortgage Inc for the Transaction is	Kansas City

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

3/5

Our Reference:IRG16089272

Each party represents to the other party on the Trade Date of this Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Transaction):–

(a) Non–Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Transaction and as to whether this Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Transaction; it being understood that information and explanations related to the terms and conditions of this Transaction shall not be considered investment advice or a recommendation to enter into this Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Transaction. It is also capable of assuming, and assumes, the risks of this Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Transaction.

This Transaction has been entered into between yourselves and The Royal Bank of Scotland plc a member of the London Stock Exchange, authorised and regulated by the Financial Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Transaction. No hard Copy will follow.

In the event that you disagree with any pan of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

Telephone	+44 (0)20 7085 0730

Fax	+44 (0)20 7085 6724 +44 (0)20 7085 4526

E-mail	gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Transaction and look forward to dealing with you again in the near future,

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to The Royal Bank of Scotland plc substantially to the following effect:

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

4/5

Our Reference;IRG16089272

Re: USD 20,000,000.00 Interest Rate Cap Our Ref: IRG16089272

We acknowledge receipt of your document dated 20 September 2006 with respect to the above–referenced Transaction between The Royal Bank of Scotland plc and Novastar Mortgage Inc with an Effective Date of 25 September 2006 and a Termination Date of 25 September 2009, and confirm that such document correctly set forth the terms of our agreement relating to the Swap Transaction described therein. Yours faithfully, Novastar Mortgage Inc, by specify name and title of authorised officer.

Yours sincerely,

/s/ Gaynor Kaye
Name:	Gaynor Kaye
Title:	Authorised Signatory

For and on Behalf of The Royal Bank of Scotland plc

Confirmed as of the date first written

Signed:	/s/ David L. Farris
Name:	David L. Farris
Title:	V.P.

Novastar Mortgage Inc

Kansas City

Counterparty Deal Reference: CAP138

The Royal Bank of Scotland plc is registered in Scotland No 90312 Registered Office: 36 St Andrew Square, Edinburgh EH2 2YB

A member of the London Stock Exchange, authorised and regulated by the Financial Services Authority

Agency agreements exist between members of The Royal Bank of Scotland Group

5/5